Exhibit 99.1

VASCO CORPORATE GOVERNANCE GUIDELINES

The Board of Directors (“Board”) of VASCO Data Security International, Inc. (the “Company”) has developed and adopted the following Corporate Governance Guidelines (the “Guidelines”) to assist the Board in the exercise of its oversight responsibilities and to serve the best interests of the Company and its stockholders. The Guidelines should be interpreted in the context of all applicable laws and the Company’s Certificate of Incorporation, By-laws, and the charter documents of the Board and Board committees.

The Guidelines are to provide guidance for corporation direction and control. Their structure specifies the distribution of rights and responsibilities among different participants: the Board, management, stockholders and other stakeholders of the Company. Broadly stated, the Guidelines will assist the Board in representing the Company’s stockholders by meeting two key objectives: first, being faithful to the Board’s oversight responsibilities; and second, advising and counseling on important strategic operating and financial decisions.

The purpose of the Guidelines is to serve as a flexible framework within which the Company may conduct its business and not as a set of legally binding obligations. The Guidelines are subject to modification from time to time by the Board as it considers appropriate in the best interests of the Company or as required by applicable laws and regulations.

1. ROLE OF THE BOARD OF DIRECTORS

•

The Board is legally responsible for the oversight of the management of the Company’s business and its affairs in order to protect and enhance the assets of the Company in the interest of all stockholders. The Board approves the strategic goals of the business, the objectives and policies within which it is managed, and then evaluates management performance.

•

The Board supervises management of the business through the Company’s Chief Executive Officer, who is charged with the day-to-day management of the Company, and with the development and implementation of its business strategy.

•

Directors should be committed to the Company, as evidenced by regular Board and committee attendance, preparation for and active participation in meetings, and attention to the interests of the stockholders.

•

Each director shall discharge all duties as a director, including duties as a member of a Board committee, in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances, and in a manner the director reasonably believes to be in the best interests of the corporation, and otherwise in compliance with applicable law and rules.

•

The Board should be familiar with Audit Committee activities, be comfortable with their sufficiency and evaluate and consider findings reported to them. Board members should make inquiries of Audit Committee actions to ensure that complete and comprehensive information is being provided to the external auditors.

•

No director, officer, or anyone acting under their direction, should take any action to fraudulently influence, coerce, manipulate or mislead the Company’s external auditor for the purpose of rendering the financial statements misleading.

2. BOARD COMPOSITION; INDEPENDENCE

•

The Board of Directors should consist of a cross-section of qualified individuals with education and experience appropriate to guide the Company in meeting its legal, financial, and operational objectives. Generally, a director shall be of the highest moral integrity, shall have had significant managerial experience, either as a current or former senior executive of a publicly traded or privately held company, or similar business experience or training.

•

The Corporate Governance and Nominating Committee is responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics of new Board candidates, as well as the composition of the Board as a whole. This assessment will include director independence, as well as consideration of diversity, character and judgment, skills and experience in the context of the needs of the Board. More specifically, the Corporate Governance and Nominating Committee will evaluate each of the members of the Board and consider each member’s experience, qualifications, attributes and skills that make such member’s continued service on the Board appropriate. The Corporate Governance and Nominating Committee will make recommendations to the full Board concerning all nominees for Board membership, including the re-election of existing Board members and nominees to fill Board vacancies. Final approval of director nominees will be determined by the full Board.

•

The Company’s By-laws provide that the Board shall consist of at least 4, but no more than 20, directors. A majority of the Board shall consist of directors who the Board has determined have no material relationship with the Company and who qualify as “independent” directors under the listing standards of The NASDAQ Stock Market LLC (“NASDAQ”) and the Securities and Exchange Commission (“SEC”). The Board will review annually the relationships that each director has with the Company (either directly, or as a partner, stockholder or officer of an organization that has a relationship with the Company), and only those directors who the Board affirmatively determines have no material relationship with the Company will be considered independent. The Company will disclose these determinations with respect to independence in its annual filings with the SEC.

•

If a director changes his or her primary business or professional activities or relationships, that director shall promptly communicate the change(s) to the Board for its consideration. The Board will then determine if that director should resign his/her position on the Board.

•	No individual can continue to serve as a director or officer if he or she has violated the general antifraud provisions of the securities laws.

•	All directors are elected for 1-year terms at the annual meeting of stockholders and serve until their successors are elected and qualified, or their earlier death, removal or resignation.

•

Without the express approval of the Board, no management director may serve on the board of directors (or equivalent governing body) of another non-affiliated public entity, and no nonmanagement director shall serve on the board of directors (or equivalent governing body) of more than 5 public companies, without specific Board approval.

•	The Chairman shall regularly solicit from the members of the Board recommendations as to matters to be brought before the Board and shall ensure that such matters receive appropriate consideration.

3. ELECTION OF DIRECTORS

•

It is a policy of the Board that any nominee for Director who receives a greater number of “withhold” votes than “for” votes (a “Majority Withhold Vote”) in an uncontested election is expected to tender to the Board his or her resignation as a Director promptly following the certification of the election results. For purposes of this policy, (a) an “uncontested” election is one in which (i) the number of nominees standing for election is the same as (or less than) the number of Directors to be elected, and (ii) no stockholder of the Company has provided to the Company, in accordance with the Company’s Bylaws, a notice of an intention to nominate one or more candidates to compete with the Board’s nominees in a Director election, and has failed to withdraw any proposed nominations by the day before the Company mails its notice of meeting to its stockholders and (b) absentions and broker non-votes will not be considered as either “withhold” votes or “for” votes.

•

The Corporate Governance and Nominating Committee (the “Committee”) will consider any resignation tendered under this policy and recommend to the Board whether to accept or reject it and the Board will act on such resignation, taking into account the Committee’s recommendation, within 120 days following the certification of the election results. The Committee in making its recommendation, and the Board in making its decision, may consider any information it deems appropriate including, without limitation, any reasons given by shareholders for their withhold votes, the qualifications and length of service of the Director and his or her contributions to the Board and the Company, and compliance with listing standards. The Committee also will consider a range of possible alternatives concerning the director’s tendered resignation as members of the Committee deem appropriate including, without limitation, acceptance of the resignation, rejection of the resignation, or rejection of the resignation coupled with a commitment to seek to address and cure the underlying reasons reasonably believed by the Committee to have substantially resulted in the “withheld” votes. The Board will promptly file a Form 8-K disclosing its decision to accept or reject such a resignation.

•

A Director who tenders his or her resignation pursuant to this policy shall not vote on the Committee’s recommendation to the Board regarding such resignation or the Board’s vote to accept or reject such resignation. If all of the Directors who are members of the Committee receive a Majority Withhold Vote in the same election, then the Board may appoint a committee of independent Directors who did not receive a Majority Withhold Vote in that election to consider such resignation and recommend to the Board whether to accept or reject it, or the Board may take up the issue directly without a previous recommendation.

•

If a Director’s resignation is rejected by the Board, the Director will continue to serve for the remainder of the term to which he or she received the Majority Withhold Vote and until his or her successor is duly elected, except in the event of his or her earlier death, resignation or removal. If a Director’s resignation is accepted by the Board, the Board in its sole discretion may fill the resulting vacancy or decrease the number of Directors comprising the Board, consistent with the Company’s Bylaws.

•

The Board in its sole discretion may at any time amend or repeal this policy in whole or part or, consistent with the Company’s Bylaws, adopt a new policy relating to majority voting for Directors. The Board will have the exclusive power and authority to administer this policy, including without limitation the power and authority to interpret the provisions of this policy and make determinations it deems necessary or advisable for the administration of this policy, including without limitation whether any election of Directors is an uncontested election. All such actions, interpretations and determinations made by the Board in good faith will be final, conclusive and binding.

4. BOARD COMMITTEES

•

The Board, by a vote of a majority of the whole Board, may establish and seek the advice of, and delegate responsibilities to, committees of the Board, and those committees from time to time at their discretion may engage external advisors.

•

The Board has established the following committees, each of which should meet as specified in its respective charter to review the matters with which it is charged, and to otherwise carry out its duties:

•	Audit

•	Compensation

•	Corporate Governance and Nominating

•

The Audit Committee shall be composed of at least three directors who the Board has determined have no material relationship with the Company and who qualify as “independent” and “financially literate” directors under the NASDAQ rules and who satisfy the additional eligibility requirements for audit committee membership set forth in SEC Rule 10A-3 promulgated under the Securities Exchange Act of 1934.

•

The Compensation Committee shall be composed of at least three directors who the Board has determined to be “independent” directors, as defined under the NASDAQ rules and applicable requirements of the SEC. The Compensation Committee will review and approve corporate goals and objectives relevant to the compensation of our named executive officers, evaluate the officers’ performance in light of those goals and objectives and set the compensation level based on that evaluation.

•

The Corporate Governance and Nominating Committee shall be composed of at least three directors who the Board has determined to be “independent” directors, as defined under the NASDAQ rules. The Corporate Governance and Nominating Committee will recommend individuals to be nominated to the Board and will review each committee’s charter annually with the applicable committee to be sure that the charter remains relevant and complies with applicable laws and rules.

5. MEETINGS

•	The Board will hold at least 4 regular meetings each fiscal year at regularly scheduled intervals.

•	One-third of the total number of directors, but not less than 2, comprises a quorum for meetings.

•

Each regular Board meeting shall include an executive session without management or any non-independent directors present. The chairpersons of the Board committees will share responsibility for designating the person to lead the executive sessions.

•

A meeting agenda and background material should be provided to directors prior to each meeting so that all Board members have an opportunity for advance review of the relevant materials, and senior management will be readily accessible to directors at all Board and committee meetings.

6. BOARD ACCESS TO SENIOR MANAGEMENT; INTERACTION WITH THIRD PARTIES

•	Directors shall have complete access to management, and as necessary and appropriate, to the Company’s outside auditors and advisors.

•	The Board believes that management should speak for the Company, and each director shall normally refer all inquiries from institutional investors, the press or customers to management.

•

In performing its functions, the Board and each of its committees is entitled to rely on the advice, reports and opinions of management, counsel, accountants, auditors and other expert advisers. The Board and each of its committees shall have the authority to retain and approve the fees and retention terms of its outside advisors.

7. BOARD AND SENIOR EXECUTIVE COMPENSATION AND RESTRICTIONS

•	Employee directors shall not receive any additional compensation for their service as directors.

•

A Director’s annual retainer shall be paid in part in deferred stock equal in value to at least 50% of such Director’s aggregate annual retainer (excluding amounts payable for Committee Chair or membership) until the Director holds stock valued at no less than three times the Board’s aggregate annual retainer (excluding amounts payable for Committee Chair or membership).

•

The Compensation Committee of the Board is responsible for evaluating and recommending non-employee director compensation to the full Board, and compensation for non-employee directors should be competitive and should encourage increased ownership of Company common stock through payment of a portion of that compensation in stock or options to purchase Company Stock.

•

The Company shall not, directly or indirectly, including through or by any subsidiary, extend or maintain credit, or arrange for the extension of credit in the form of a personal loan, to or for any director or executive officer.

•

Our named executive officers will forfeit certain bonuses and profits if the Company is required to restate its financial statements because of material non-compliance with any financial reporting requirements resulting from misconduct. Each named executive officer (including former named executive officers) will be required to reimburse any bonus or any equity-based incentive compensation he or she received and any profits he or she realized from the sale of the Company’s securities during the 12 months following the initial filing of the financial statements containing or embodying the non-compliance.

8. BOARD ORIENTATION AND CONTINUING EDUCATION

•

The Company shall provide new directors with a suitable orientation program to familiarize them with the Company’s operating businesses and to introduce senior management and primary outside advisors and auditors.